Exhibit 10.13

Execution Version

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

ATHENA BITCOIN INC.

SECURED CONVERTIBLE PROMISSORY NOTE

$1,000,000 July 26, 2019

This SECURED CONVERTIBLE PROMISSORY NOTE (this “Note”) is made in Chicago, Illinois as of July 26, 2019 by ATHENA BITCOIN INC., a Delaware corporation (“Borrower”), to, and for the benefit of, SWINGBRIDGE CRYPTO III LLC, an Illinois limited liability company (“Lender”).

RECITALS:

A.                                    This Note is being executed and delivered in connection with, and as a condition of, that certain Loan and Security Agreement dated as of even date herewith by and between Borrower and Lender (as it may be amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”). Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

B.                                    All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein (including, without limitation, Section 2.4 (“Repayment of Loan”), Section 5.1 (“Grant of Security Interest”), Section 6.2 (“Remedies”), Section 7.2 (“Notice”), Section 7.3 (“Expenses”) and Section 7.17 (“Governing Law; Jurisdiction; Waiver of Jury Trial”)) and Borrower covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:

1.                                       Principal. For value received, Borrower hereby promises to pay to Lender, in lawful money of the United States of America, the principal sum of ONE MILLION DOLLARS ($1,000,000) or such lesser amount as shall equal the outstanding principal amount hereof (such amount, the “Principal Balance”); together with interest thereon in the amount(s) and at the time(s) set forth herein, and all such other amounts as may be owed hereunder (if any).

2.                                          Interest Rate; Default Rate.

(a)                Interest Rate; Minimum Interest.

(i)                                      From and including the date hereof, the outstanding Principal Balance hereof shall bear interest at an annual rate equal to the lesser of the following (such rate,

4919436v4/33150-0002

the “Interest Rate”): (A) forty percent (40%); or (B) the maximum rate permitted by applicable law. All interest payable shall be computed on the basis of a three hundred sixty (360) day year containing twelve (12), thirty (30) day months, provided that partial month interest shall be computed on the basis of the actual number of days such Principal Balance is outstanding.

(ii)                                    Notwithstanding anything contained herein to the contrary:

(A)    all interest calculations made by the Lender shall binding and conclusive on Borrower absent manifest error; and

(B)    in connection with any conversion of this Note pursuant to the terms hereof, the amount of interest to be included in the Indebtedness to be converted shall be the greater of: (1) the then total amount of accrued and unpaid interest; or (2) an aggregate amount equal to $75,000.

(b)                Default Rate. Upon the occurrence of an Event of Default the interest rate shall thereafter increase and accrue on the whole of the unpaid Principal Balance of this Note at a per annum rate equal to the Interest Rate plus ten percent (10%) (“Default Rate”). This Default Rate shall be effective immediately (and retroactively, as applicable) as of the date of the occurrence of such Event of Default and shall continue in effect until such Event of Default is cured or all Obligations have been paid (or otherwise converted) in full, whichever shall occur first. Further, the above increase in the interest rate upon the occurrence of an Event of Default shall be applicable whether or not Lender has exercised its option to accelerate the maturity of this Note and declared the then outstanding Obligations (or any portion thereof) to be due and payable.

3.                                       Maturity; Repayment; No prepayment. Borrower hereby acknowledges and agrees as follows:

(a)                Notwithstanding anything in this Note to the contrary, Borrower promises to make such principal and/or interest payments as required pursuant to the terms of the Loan Agreement (to which reference is made for a detailed description of such terms) as, when and in such amount(s) as may be required pursuant to the terms thereof.

(b)                Without limiting the generality of the foregoing, to the extent not sooner repaid or converted pursuant to the terms of this Note and/or the other Loan Documents, all Indebtedness (as defined below), shall be due and payable on the earlier of the following (such date, the “Maturity Date”): (i) July 26, 2020; and (ii) when, upon the occurrence and during the continuance of an Event of Default, such Indebtedness is declared due and payable by Lender or made automatically due and payable, in each case, in accordance with the terms hereof.

(c)                The principal and accrued interest on this Note may not be prepaid, in whole or in part.

4.                                       Conversion.

(a)                Conversion upon Qualified Financing. Upon the occurrence of a Qualified Financing, at the election of Lender (in its sole and absolute discretion) upon, and concurrent with, the closing of the subject Qualified Financing the then total aggregate outstanding Indebtedness evidenced by this Note will be converted into (and Lender will receive), fully paid and nonassessable shares of Capital Stock of the same class and type as the Capital Stock issued in such Qualified Financing (the “Conversion Shares”) at a conversion price equal to the lesser of: (i) the price per share price (paid by the other purchasers of the Conversion Shares, or (ii) the price equal to the quotient of $25,000,000 divided by the aggregate number of outstanding shares of Borrower’s Capital Stock (of all classes) as of immediately prior to the initial closing of the Qualified Financing as calculated on a Fully Diluted Basis (the “Cap Price”) and otherwise on the same terms and conditions as given to such other purchasers. Any election to convert this Note pursuant to this Section 4(a) will be made, in writing, by the Lender to Borrower at any time prior to the closing of the subject Qualified Financing.

(b)                General Conversion Option. For so long as this Note remains outstanding and to the extent not otherwise converted pursuant to Section 4(a) above, at the election of Lender (in its sole and absolute discretion) the then total outstanding Indebtedness will be converted into (and Lender will receive) shares of Common Stock of Borrower at a per share price equal to the amount as would be determined under Section 4(a) above if a Qualified Financing had occurred on the date of such election and assuming conversion at the Cap Price. Any election to convert this Note pursuant to this Section 4(b) will be made, in writing, by the Lender to Borrower at any time prior to the repayment or conversion of this Note, whether before or after the Maturity Date.

(c)                Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of Borrower issuing any fractional shares to the Lender upon the conversion of this Note, Borrower shall pay to Lender an amount equal to the product obtained by multiplying the applicable conversion price by the fraction of a share not issued pursuant to the previous sentence. In addition, to the extent not converted into shares of Capital Stock, Borrower shall pay to Lender any interest accrued on the amount converted and on the amount to be paid by Borrower pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this paragraph, Borrower shall be forever released from all its Obligations (as defined below) under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to Borrower for cancellation.

5.                                       Collateral. To secure the prompt payment to Lender of the Indebtedness and all of the other Obligations of Borrower hereunder (and under each of the other Loan Documents), Borrower has granted to Lender a first priority security interest in and to certain “Collateral” as more fully set forth in the Loan Agreement to which reference is made for a detailed description of the Collateral and the rights of the Lender and Borrower with respect to the Collateral.

6.                                       Events of Default; Remedies.

(a)                Events of Default. Each of the following shall constitute an “Event of Default” hereunder and under each of the other Loan Documents:

(i)                                      the failure by Borrower to make any payment of principal or interest hereunder when due;

(ii)                                    any transaction related to this Note or any of the other Loan Documents shall have been enjoined, reversed or otherwise declared void or invalid in any material respect; and/or

(iii)                                    the occurrence of any default under any of the other Loan Documents and the continuance of the same beyond the expiration of all notice and cure periods, if any.

(b)                Remedies; Acceleration; Nature of Remedies. Any time during the existence of any Event of Default Lender will have all rights and remedies available to Lender under the Loan Agreement and the other Loan Documents (to which reference is made for a detailed description of such terms) and available to Lender at law or in equity, including all such remedies with respect to the Collateral (or any portion thereof). Without liming the generality of the foregoing, at any time during the existence of any Event of Default, and at the option of Lender, the entire unpaid balance of the Indebtedness under this Note and all other amounts accrued hereunder, shall, without demand or notice, become immediately due and payable (and otherwise eligible for conversion pursuant to the terms hereof). Lender’s remedies hereunder and/or under the other Loan Documents, together with all such additional remedies available to Lender at law or in equity, shall be cumulative and concurrent and may be pursued singly, successively, or together against Borrower, and Lender may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein or therein, all in Lender’s sole discretion. Lender shall not by any omission or act be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in connection with one event shall not be construed as continuing or as a bar to or waiver of any right or remedy in connection with a subsequent event.

7.                                       Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)                “Capital Stock” means, individually and collectively as the case may be, those certain shares, and classes of shares, of stock the Borrower is authorized to issue from time to time pursuant to its Organizational Documents. Without limiting the generality of the foregoing, term “Capital Stock” as used herein will specifically include all Common Stock and all Preferred Stock.

(b)                “Common Stock” means, individually and collectively as the case may be, any and all “common stock” of Borrower now or hereafter issued and outstanding.

(c)                “Fully Diluted Basis” means calculated assuming the exercise/conversion (as applicable) of all then-outstanding warrants, options, SAFE agreements, convertible securities and other rights to acquire Capital Stock (of any class). Without limiting the generality of the foregoing, term “Fully Diluted Basis” as used herein will specifically include the exercise/conversion (as applicable) of all then-outstanding SAFT agreements, and the like, to the extent the resulting tokens represent, or otherwise will represent, Capital Stock (of any class).

(d)                “Indebtedness” means, as of any given date, the sum of: (i) the then unpaid Principal Balance of this Note, plus (ii) all then unpaid and accrued interest under this Note, plus

(iii) all then other amount owed under, and all other Obligations evidenced by, this Note, if any.

(e)                “Loan Documents” means, individually and collectively as the case may be, this Note, the Loan Agreement, and all other instruments and agreements now or hereafter entered into in connection herewith or therewith (as the same may be amended, modified, restated or replaced from time to time).

(f)                   “Obligations” means and includes all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Lender of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note and the other Loan Document (including, all interest, fees, charges, expenses (including Loan Expenses), attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by Borrower hereunder and thereunder), in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(g)                “Person” means and includes, as applicable, an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(h)                “Qualified Financing” means a transaction or series of transactions occurring after the date of this Note but prior to the Maturity Date pursuant to which Borrower issues and sells shares of its Capital Stock (and/or any instrument that gives the holder thereof the right to acquire, or is otherwise convertible into, such shares) for aggregate gross proceeds of at least

$250,000.

(i)                   “Securities Act” means the Securities Act of 1933, as amended.

8.                                       Miscellaneous.

(a)                Time of the Essence. Time is of the essence with regard to the performance of the Obligations of Borrower in this Note and the other Loan Documents and each and every term, covenant and condition herein by, or applicable to, Borrower herein or therein.

(b)                Assignment. This Note may be transferred only upon its surrender to Borrower for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to Borrower. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of Borrower’s Obligation to pay such interest and principal.

(c)                Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Borrower and the Lender.

(d)                Payment. Unless converted into Capital Stock pursuant to the terms hereof, payment shall be made in lawful tender of the United States.

(e)                Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then the portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(f)                 Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. Any term or provision of this Note that is invalid or unenforceable in any situation shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation. In the event that any clause, term, or condition of this Note shall be held invalid or contrary to law: (i) this Note shall remain in full force and effect as to all other clauses, terms, and conditions; (ii) the subject clause, term, or condition shall be revised to the minimum extent necessary to render the modified provision valid, legal and enforceable; and (iii) the remaining provisions of this Note shall be amended to the minimum extent necessary so as to render the Note as a whole most nearly consistent with the parties’ intentions in light of the modification or removal of the invalid or illegal provision.

(g)                Confession of Judgment. To induce Lender to accept this Note, Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys’ fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower hereby waives and releases any and all claims or causes of action which Borrower might have against any attorney acting under the terms of authority which Borrower has granted herein arising out of or connected with the confession of judgment hereunder.

(h)                Loan Expenses. In addition to, and not in lieu of, any and all other amounts payable by Borrower hereunder and under the other Loan Documents, Borrower hereby agrees to pay (or otherwise reimburse Lender for), promptly upon Lender’s demand therefor, the full amount of any and all payments, advances, charges, costs and expenses (including reasonable attorneys’ fees) expended or incurred by, or on behalf of, Lender through the date of such demand, in connection with: (i) enforcing any of Lender’s rights hereunder or under any of the other Loan Documents (whether or not there is a lawsuit or other action); and/or (ii) representing Lender in any litigation, contest, suit or dispute or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Lender or any other Person) in any way relating to this Note, any of the other Loan Documents, or the Obligations of Borrower hereunder or thereunder (all such expenses, individually and collectively, the “Loan Expenses”). Borrower further acknowledges and agrees that, to the extent any Loan Expenses are not paid within five (5) business days from the date of demand therefor, the same shall become part of the Indebtedness and shall accrue interest at the Default Rate from the initial date of demand until paid.

(i)                 Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given, in writing, pursuant to the terms of, and in the manner provided in, the Loan Agreement.

(j)                 Section Headings; Construction. The headings of Sections and Subsections in this Note are provided for convenience only and will not affect its construction or interpretation. All words and terms used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words “hereof” and “hereunder” and similar references refer to this Note in its entirety and not to any specific section or subsection hereof and the term “including” herein shall mean including without limitation, or including but not limited to, and shall not be deemed to create an exclusive reference.

(k)                Reliance. Borrower hereby recognizes and acknowledges that: (i) in entering into this Note and accepting this Note and the other Loan Documents, the Lender is expressly relying on the truth and accuracy of the recitals, warranties and representations set forth herein and therein (specifically including all of the same related to the Collateral) without any obligation to investigate the truth and accuracy thereof, and notwithstanding any investigation by (or on behalf of) the Lender with respect thereto; (ii) such reliance exists on the part of the Lender prior hereto;

(iii) such recitals, warranties and representations are a material inducement to the Lender in both making the Loan and other advances to Borrower evidenced by this Note and in accepting this Note and the other Loan Documents; and (iv) that the Lender would not be willing to make such Loan or other advances to Borrower, or otherwise accept this Note or the other Loan Documents, in the absence of any of such recitals, warranties and representations.

(l)                 Negotiated Document. Borrower hereby acknowledges and agrees that the terms of this Note and the other Loan Documents were negotiated by and among the parties at arm’s- length and any rule of construction, which operates in whole or in part to resolve ambiguities against the drafter of a document, will not apply to the interpretation of this Note or any of the other the other Loan Documents.

(m)              Governing Law; Jurisdiction; Waiver of Jury Trial. This Note and each of the other Loan Documents shall be construed and enforced in accordance with and governed by the internal laws of the State of Illinois without regard to the choice or conflict of law principles or rules that may cause the application of the laws of any jurisdiction other than those of the State of Illinois. The parties hereby irrevocably agree that: (i) any action or proceeding arising out of or relating to this Note or any of the other Loan Documents shall be commenced (at the sole and absolute discretion of Lender) in any court of competent jurisdiction in the State of Illinois, or in the District Court of the United States in the Northern District of Illinois; (ii) summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by registered mail as provided in this Note, or as otherwise provided under the laws of the State of Illinois; (iii) to the fullest extent permitted by law, such party waives any objection he/she/it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that such suit, action or proceeding brought in any such court has been brought in an inconvenient forum; and (iv) to the fullest extent permitted by law, such party hereby waives its right to a jury trial for any claims that may arise out of this Note and/or any of the other Loan Documents.

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IN WITNESS WHEREOF, the undersigned has executed this SECURED CONVERTIBLE PROMISSORY NOTE as of the date first identified above.

BORROWER: ATHENA BITCOIN INC., a Delaware Corporation By:

ERIC GRAVENGAARD, Authorized Signatory

Signature Page To Secured Convertible Promissory Note